THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln Momentum VULONE, Lincoln Momentum VULONE 2005, Lincoln Momentum VULONE 2007, Lincoln VULCV-II, Lincoln VULCV-III, Lincoln VULDB, Lincoln VULDB-II

Lincoln Life Flexible Premium Variable Life Account R
Lincoln Momentum SVULONE, Lincoln Momentum SVULONE 2007, Lincoln SVUL-II, Lincoln SVUL-III, Lincoln SVULONE, Lincoln SVULONE 2007

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL, Lincoln Momentum VULONE 2005, Lincoln VULCV-II, Lincoln VULCV-III, Lincoln VULCV-IV, Lincoln VULDB, Lincoln VULDB-II, Lincoln VULDB-IV, Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2010

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln SVUL, Lincoln SVUL-II, Lincoln SVUL-III, Lincoln SVUL-IV, Lincoln PreservationEdge® SVUL, Lincoln SVULONE, Lincoln SVULONE 2007

Supplement dated August 14, 2026 to the Prospectus

This Supplement updates certain information contained in the above-referenced prospectus (the “Prospectus”) for your variable life insurance policy. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The Board of Trustees (“Board”) of the Lincoln Variable Insurance Products Trust approved an agreement and plan of reorganization to merge the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) with and into the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners. The Fund’s Reorganization is expected be completed on or about October 9, 2026 (“Closing Date”).

At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the variable life insurance product. Policy Owners may transfer into any other available investment option under their Policy. These transfers do not count against the free transfers available. Please review the Prospectus for information about other funds available for investment within your Policy and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

For more complete information about the Fund and the Acquiring Fund, including each fund’s principal investment strategies, principal risks, fees, and expenses, please refer to the underlying fund prospectuses.

You may obtain additional information, including underlying fund prospectuses and information statements, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.